                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  ReiJane Huai, Chief Executive Officer of FalconStor  Software,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ ReiJane Huai
                                           --------------------------------
                                           ReiJane Huai
                                           Chief Executive Officer
                                           November 14, 2002